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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)          November 2, 2004
                                                      --------------------------

                             PARKER DRILLING COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   1-7573                              73-0618660
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          (Commission File Number)          (IRS Employer Identification No.)


1401 Enclave Parkway, Suite 600, Houston, TX                           77077
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  (Address of Principal Executive Offices)                          (Zip Code)

                                 (281) 406-2000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition

         On November 2, 2004, Parker Drilling Company (the "Company") issued a press release announcing results of operations for the third quarter of 2004 and management's outlook for operations for the fourth quarter.

         A copy of this press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits

         (c)      Exhibits.

                  The following exhibit is furnished herewith:

                  99 Press release dated November 2, 2004, issued by the Company



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PARKER DRILLING COMPANY



Date: November 2, 2004              By:   /s/ Robert L. Parker Jr.
                                          --------------------------------------
                                    Name: Robert L. Parker Jr.
                                    Its:  President and Chief Executive
                                          Officer and Director






                                       2
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Exhibit Index


         Exhibit No.                         Description
         ----------                          -----------

             99                  Press Release dated November 2, 2004,
                                         issued by the Company



















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